Exhibit 10.8


[GRAPHIC OMITTED] Gender Sciences, Inc.
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                   10 West Forest Avenue, Englewood, NJ 07631
                  Phone:(201) 569-1188     Fax: (201) 569-3224



                             SUBSCRIPTION AGREEMENT
                             FOR PURCHASE OF SHARES


Dear Andrew:

         1. The undersigned hereby tenders this subscription and applies for the purchase of the number of shares of common stock (the "Shares") of the Company, at a purchase price of $.02 per Share, set forth on the signature page of this Subscription Agreement. The undersigned is hereby subscribing for Shares and, together with this Subscription Agreement, the undersigned is delivering a check payable to Gender Sciences, Inc. (the "Company") in the full amount of the purchase price for the Shares which the undersigned is subscribing for pursuant hereto or funds by wire transfer as instructed by the Company.

         2. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

         (i) The undersigned has received and reviewed with management information related to the operations of the Company, including the Company's Business Plan which includes the five month Cash Burn Analysis, ("CBA"), a copy of which is attached hereto, a projected timeline for the proposed merger between the Company and Health Direct, Inc. ("HD") and all public financial information filed by the Company with the Securities and Exchange Commission. It is agreed that during the period covered by the "CBA", the Company shall provide no later than ten (10) days after each monthly period, a statement covering the preceding monthly sales results. It is further agreed that during the period, there shall be no increase in salaries to prior levels (before 20% reduction provided for in the "CBA") or repayment of debt except for the amount shown in the "CBA" without written approval of the undersigned unless the sales figures exceed the aggregate projections by thirty percent (30%) for the five months period, in which case the salaries shall be increased to the salaries prior to the reduction provided for in the CBA for the next seven months. In the event that the sales figures do not exceed the projections by thirty percent (30%) then in such event, the salaries shall remain at the level provided for in the CBA for the next seven months. At the end of one year, the Board of Directors of the Company (excluding Arnold and Myra Gans) shall fix the salaries for the next year. However, such salaries shall not be greater than the salaries in effect prior to the reduction provided for in the CBA.

         (ii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and all such questions, if any, have been answered to the full satisfaction of the undersigned; including conversations between the undersigned and the officers and principal shareholders of HD;

         (iii) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares;

         (iv) No representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company other than as described herein and in entering into this transaction the undersigned is relying upon such information, and the results of independent investigation by the undersigned. It is further understood that there is no assurance that the proposed merger with HD will be consummated or if consummated within the timeline provided to you or on the terms contemplated herein. It is understood that if HD shall receive more than 55% of the outstanding shares and options existing after the consummation of this transaction (in this case, a


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    Medical Nutrition, Inc. o Holistic Products Corp. o NutraPet Labs, Inc.

total of 59,717,430 shares including the 5,500,000 issued to you and other investors hereunder and an additional 1,250,000 shares to be issued to Gene Terry or his designee), you will receive additional shares such that your percentage after the consummation of the HD transaction will be equal to the percentage of the outstanding stock of the company you would have owned as if HD had received only 55% of the issued and outstanding stock and options.

         (v) The undersigned understands that (A) the Shares have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Shares are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) except as otherwise set forth herein, the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take action to make any exemption from any such registration provisions available; and (E) the certificates for the Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof. Notwithstanding anything herein to the contrary, if the Company shall file a registration statement covering its shares (including in the case of the potential merger with HD a proxy statement on FormS-4), it agrees that it will include those Shares being purchased by the undersigned hereunder in the registration Statement and the Company shall enter into a customary registration rights agreement with the undersigned;

         (vi) The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

         (vii) The undersigned will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (A) said Shares shall have first been registered under the Act and all applicable state securities laws; or
(B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

         (viii) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned thereunder; and such agreement is a legally binding obligation of the undersigned in accordance with its terms;

         (ix) The undersigned is an "accredited investor," as such term is defined in Rule 501 (a) of Regulation D promulgated under the Act;

         (x) The undersigned has carefully reviewed the jurisdictional notices listed below and agrees to abide by any restrictions contained therein applicable to the undersigned.



                             JURISDICTIONAL NOTICES

Residents of All States:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD

               SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 2

EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OR THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     * * * *

         3. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

         4. The undersigned agrees to indemnify the Company, or any officer or director of the Company and hold each harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned or any representation, warranty or covenant made by the undersigned.

         5. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned except with respect to transfers or assignments made by the undersigned to members of the undersigned's family.

         6. The undersigned acknowledges that the information supplied by the Company (other than filings pursuant to the Act) is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned to the undersigned's personal benefit (other than in connection with this proposed sale) nor disclosed to any third party for any reason other than in compliance with applicable law.

         7. It is understood that in connection with the purchase of the Shares hereunder so long as the Company continues to pay Arnold Gans his salary and benefits and conducts its business in accordance with the "CBA", Arnold Gans agrees that he will not compete with the operations of the Company by becoming an officer, employee or shareholder, (defined as owning more than 5% of the issued and outstanding stock), of any company engaged in a business that is competitive with the operations of the Company. In the event that Arnold Gans voluntarily terminates his employment with the Company or he is terminated for "cause" by the Company, then in such case, Arnold Gans agrees not to compete with the Company for a period of one year from the date of such event. In addition, Arnold Gans agrees not to disclose, divulge or make available to any third party any trade secrets or proprietary information about the Company.

         8. The undersigned is attaching to this Subscription Agreement true and correct copies of the following documents, as applicable:

                  For Trusts. A trust must attach a copy of its declaration of trust or other governing instrument, as amended, as well as all other documents that authorize the trust to invest in the Shares and execute this Subscription Agreement. Include documents demonstrating authority of the signing individual to act on behalf of the trust. All documentation must be completed and correct.

                  For Partnerships. A partnership must attach copies of its partnership agreement, as amended, as well as all other documents that authorize the partnership to invest in the Shares and execute this Subscription Agreement. Include documents demonstrating authority of the signing individual to act on

               SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 3 behalf of the partnership. All documentation must be completed and correct. If the partner of the partnership purchasing the Shares which is executing the Subscription Agreement on behalf of the Partnership is a trust, corporation or another partnership, the Partnership must supply a copy of such entity's trust agreement, articles of incorporation and by-laws or partnership agreement, as applicable.

                  For Corporations. A corporation must attach copies of its articles of incorporation and by-laws, as amended, in effect as well as all other documents that authorize the corporation to invest in the Shares and execute this Subscription Agreement, e.g., resolutions of the board of directors. Include documents demonstrating authority of the signing individual to act on behalf of the corporation. All documentation must be completed and correct.
         9. This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New Jersey applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and its respective heirs, legal representatives, successors and permitted assigns.

         10. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

         11. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth in this Agreement; and if to the Company, to Gender Sciences, Inc. 10 West Forest Avenue, Englewood, New Jersey 07631, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

         12. In the event that the Company proposes to issue or sell any (i) shares of common stock of the Company for a price of less than $.02 per share, including shares of common stock issued in the proposed merger with HD, (ii) warrants, options or other rights to purchase shares of common stock of the Company at a price of less than $.02 per share or (iii) any notes, debentures or other securities convertible into or exchangeable for shares of common stock of the Company at a price of less than $.02 per share (collectively "Company Securities"), the undersigned shall receive a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of common stock of the Company of all such company Securities including without limitation any shares that may be issued as a dividend, interest or similar payment), the undersigned will continue to maintain its same proportionate equity ownership in the Company on a fully diluted basis as of the date immediately prior to such issuance. In the event the Company shall issue any securities having greater rights then the rights of the investors hereunder from time to time, including voting rights, liquidation preference, dividends or other similar rights, then in such case the investors hereunder shall receive such rights.

         13. It is agreed that in addition to the transactions contemplated hereby, the Company represents that Gene Terry (or his designee) will purchase $25,000 of common stock under the same terms and conditions.

         14. Neither Arnold Gans nor Larry Burstein shall, in any one transaction or any series of similar transactions, directly or indirectly, sell any shares of common stock of the Company held by him unless the terms and conditions of such sale or other disposition to any third-party shall include an offer by such third-party to the undersigned to include, at the option of the undersigned, in the sale or disposition to such third-party a pro rata number of shares of common stock of the Company beneficially owned by the undersigned.


                SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 4

         15. As of the date hereof, prior to the sales contemplated herein, the Capitalization of the Company consists of 29, 359, 680 shares of common stock issued and outstanding and 23,607,750 options to purchase shares of common stock. It is agreed that the Company will not grant any additional options to Arnold Gans, Myra Gans, Gene Terry or Larry Burstein or any of their affiliates without the prior approval of the undersigned. Further it is agreed that no outstanding options will be repriced or extended without the prior approval of the undersigned. A copy of the original option schedule is annexed hereto as Exhibit A.


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this twelth day of April 2002.



                                 SIGNATURE PAGE
                                 --------------


Organization Signature:                         Individual Signature(s):

Grand Slam, LLC
---------------------------------------         --------------------------------
Print Name of Subscriber Organization

By: /s/ Andrew Horowitz
    -----------------------------------         --------------------------------
    (Signature and Title)                       Signature(s)

Andrew Horowitz, Managing Member                Eugene Terry
---------------------------------------         --------------------------------
Print Name and Title of Person Signing          Print Name of Subscriber


                                                --------------------------------
                                                Print Name of Subscriber



**Number of Shares Subscribed for:                   1,250,000    @ $0.02
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                SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 5

                (All Subscribers should please print information
                     below exactly as you wish it to appear
                         in the records of the Company)



Grand Slam, LLC
------------------------------------------      -------------------------------------
Name and capacity in which subscription is      Social Security Number of Individual
Made-see below for particular requirements      or other Tax-payer I.D. Number

Address:                                        Address for notice if different:

------------------------------------------      -------------------------------------
Number and Street                               Number and Street


------------------------------------------      -------------------------------------
City          State               Zip Code      City         State           Zip Code


Please check the appropriate box to indicate form of ownership (if applicable):


[ ] TENANTS-IN-COMMON                            [ ] JOINT TENANTS WITH
(Both Parties must sign above)                      RIGHT OF SURVIVORSHIP
                                                (Both Parties must sign above)

                           ACCEPTANCE OF SUBSCRIPTION

                              GENDER SCIENCES, INC.


         The foregoing subscription is hereby accepted by Gender Sciences, Inc. this 12th day of April 2002, for 2,500,000 Shares.




                                     GENDER SCIENCES, INC.


                                     By: /s/ ARNOLD GANS
                                         -------------------------------------
                                         Name: Arnold Gans
                                         Title: President

                                     By: /s/ ARNOLD GANS
                                         -------------------------------------
                                         Arnold Gans as to paragraph 7 & 14


                                     By: /s/ LAWRENCE BURSTEIN
                                         -------------------------------------
                                         Lawrence Burstein as to paragraph 14


                SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 6

                      COMMON STOCK AND OPTION COUNT FOR GSI
                      -------------------------------------

                                 March 21, 2003



TOTAL SHARES ISSUED & OUTSTANDING                             29,359,680

OPTIONS AVAILABLE FOR EXERCISE                                23,607,750

TOTAL BEFORE INTERIM FINANCING                                52,967,430

TOTAL SHARES ISSUED AFTER INTERIM FINANCING                    6,750,000

TOTAL SHARES AFTER INTERIM FINANCING                          59,717,430



THIS COMMON STOCK AND OPTION COUNT IS BEFORE THE PROPOSED MERGER WITH HEALTH DIRECT.



                SUBSCRIPTION AGREEMENT FOR PURCHASE OF SHARES - 7